                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                February 14, 2001
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                Date of Report (Date of earliest event reported)


                               Novo Networks, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                        0-28579               75-2233445
(State or Other Jurisdiction of        Commission File        (I.R.S. Employer
 Incorporation or Organization)            Number            Identification No.)


            300 Crescent Court, Suite 800
                    Dallas, Texas                           75201
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       (Address of Principal Executive Offices)           (Zip Code)



                                 (214) 777-4100
               --------------------------------------------------
               Registrant's telephone number, including area code




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          (Former Name or former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         99.1 Text of press release dated February 14, 2001 announcing the Company's financial results for the fiscal quarter ended December 31, 2000.

ITEM 9.  REGULATION FD DISCLOSURE.

         On February 14, 2001, Novo Networks, Inc. issued a press release with respect to its financial results for the fiscal quarter ended December 31, 2000. A copy of the release is filed herewith as Exhibit 99.1.


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                  Pursuant to the requirements of the Securities Exchange Act of
1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


February 15, 2001


                                        Novo Networks, Inc.


                                        By /s/ STUART J. CHASANOFF
                                           ----------------------------------
                                        Name:  Stuart J. Chasanoff
                                        Title: Senior Vice President, General
                                               Counsel and Secretary


                                      -3-
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                                 EXHIBIT INDEX



EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
  99.1         Text of press release dated February 14, 2001 announcing the
               Company's financial results for the fiscal quarter ended December
               31, 2000.